UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): October 30, 2019

Gulf Resources, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-20936 (Commission File Number)	13-3637458 (IRS Employer Identification No.)

Level 11,Vegetable Building, Industrial Park of the East Shouguang City, Shandong, China

(Address of principal executive offices and zip code)

+86 (536) 567 0008

 (Registrant's telephone number including area code)

 (Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0005 par value	GURE	NASDAQ Global Select Market

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, in the Current Report on Form 8-K filed by the Company on September 13, 2019, Gulf Resources, Inc. (the “Company”) received a letter from The Nasdaq Stock Market (“Nasdaq”) notifying the Company that it had failed to comply with Nasdaq Marketplace Listing Rule 5635(c) (the “Rule”) in connection with the issuance from treasury stock of shares of Company’s common stock to a consultant.

On October 28, 2019, the Company submitted to Nasdaq a plan to regain compliance with the Rule in which the Company proposed to cancel an aggregate of 40,000 shares issued to the consultant outside of the Company’s shareholder approved incentive plan (the “Consultant Shares”), and then re-issue the same number of restricted shares to the consultant under the Gulf Resources Inc. 2019 Omnibus Equity Incentive Plan (the “Plan”) which was newly adopted by the board of directors of the Company, subject to approval by the shareholders of the Company at the shareholders general meeting scheduled on December 18, 2019.

On October 30, 2019, the Company received a letter from Nasdaq notifying the Company that Nasdaq has granted the Company an extension until January 7, 2020, to regain compliance with the Rule. Under the terms of the extension, the Company must provide, on or before January 7, 2020, evidence that it has cancelled the Consultant Shares and re-issued the shares under the Plan. In the event that the Company does not satisfy the terms set forth in the extension, Nasdaq will provide written notification that the Company's securities will be delisted. In such an event, the Company may appeal Nasdaq's determination to a hearing panel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF RESOURCES, INC.

By:	/s/ Min Li
Name:	Min Li
Title:	Chief Financial Officer

Dated: November 1, 2019

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